SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 14, 2004

E-LOAN, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-25621 (Commission File Number)	77-0460084 (I.R.S. Employer Identification No.)

6230 STONERIDGE MALL ROAD, PLEASANTON, CALIFORNIA (Address of Principal Executive Offices)	94588 (Zip Code)

(925) 847-6200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

Amendment to Bylaws

On June 14, 2004, the Company’s Board of Directors amended the Company’s Amended and Restated Bylaws (the “Bylaws”). The Bylaws now provide for a Board of Directors consisting of seven members, divided into three classes, with Class I consisting of two directors, Class II consisting of two directors, and Class III consisting of three directors. A copy of the Amendment to Bylaws is attached hereto as Exhibit 3.1.

Appointment of New Director

On July 12, 2004, the Company announced that it had appointed Dan Springer as a Class III director to fill the vacancy created by the increase in the number of Class III directors, and to serve until the 2005 annual meeting of stockholders, or his successor is duly elected. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

Exhibit 3.1	Amendment to Bylaws.

Exhibit 99.1	Press Release dated July 12, 2004, entitled "E-LOAN Appoints Online Financial Services Marketing Expert to Board of Directors."

Safe Harbor Statement

Statements contained in the exhibits to this report that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Exchange Act. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

E-LOAN, INC. By: /s/ Matthew Roberts —————————————— Matthew Roberts Chief Financial Officer

Date: July 14, 2004

EXHIBIT INDEX

Exhibit No. 3.1	Description Amendment to Bylaws

99.1	Press Release dated July 12, 2004, entitled "E-LOAN Appoints Online Financial Services Marketing Expert to Board of Directors."